UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2010

PHARMATHENE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 450, Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (410) 269-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Non-Compliance with Listing Standards.

On July 26, 2010, PharmAthene, Inc. (the “Company”) received a letter from the NYSE Amex LLC (the “Exchange”), stating that the Company is not in compliance with the Exchange’s continued listing standards, specifically, Sections 1003(a)(i), (ii) and (iii) of the Exchange’s Company Guide (the “Company Guide”), because the Company has stockholders’ equity of less than $2.0 million, $4.0 million and $6.0 million and losses from continuing operations and/or net losses in two of its three most recent fiscal years, three of its four most recent fiscal years and its five most recent fiscal years, respectively.

The Exchange stated in its letter that in order to maintain its listing, the Company must submit a plan (the “Plan”) by August 26, 2010, addressing how it intends to regain compliance with Sections 1003(a)(i), (ii) and (iii) of the Company Guide by January 26, 2012.  If the Exchange accepts the Plan, the Company will be able to continue its listing during such time and will be subject to continued periodic review by the NYSE Amex staff.  If the Plan is not submitted on a timely basis, is not accepted or is accepted but the Company does not make progress consistent with the Plan during the plan period, the Exchange could initiate delisting proceedings.  The Company may appeal any delisting determination before a listing qualifications panel of the Exchange and in turn request a review of the decision of such panel by the Exchange’s Committee on Securities.

The Company intends to prepare and submit the Plan to the NYSE Amex.

On July 30, 2010, the Company issued a press release announcing the receipt of the NYSE Amex letter.  A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to the Company’s plans with respect to the NYSE Amex letter of July 26, 2010 or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

Item 9.01	Exhibits.

(c)           Exhibits.

Exhibit                Description

99.1                      Press release of the Company, dated July 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMATHENE, INC. (Registrant)

Date: July 30, 2010	By:	/s/ Charles A. Reinhart III
Charles A. Reinhart III
Senior Vice President and Chief Financial Officer